UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  July 26, 2006

Traffic.com, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-51746	25-1823631
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

851 Duportail Road, Wayne, Pennsylvania	19087
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(610) 725-9700

Not Applicable
Former name or former address, if changed since last report

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Item 2.02. Results of Operations and Financial Condition.

On July 26, 2006, Traffic.com, Inc. issued a press release announcing its financial results for the quarter and six months ended June 30, 2006. A copy of the press release is attached hereto as Exhibit 99.3 to this Current Report on Form 8-K, and incorporated by reference into this Item 2.02.

The information in this Item 2.02 of Form 8-K (including Exhibit 99.3) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.

 Item 9.01. Financial Statements and Exhibits.

 99.3 Press Release dated July 26, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Traffic.com, Inc.

July 26, 2006	By:	/s/ Andrew Maunder
Name: Andrew Maunder
Title: Chief Financial Officer

Exhibit Index

Exhibit No.	Description
99.3	Press Release dated July 26, 2006